SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report
Pursuant To Section 13 Or 15(D) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2007
MRV COMMUNICATIONS, INC.
(Name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation or organization)	06-1340090 (I.R.S. Employer Identification Number)

20415 Nordhoff Street Chatsworth, Ca (Address of principal executive offices)	91311 (Zip Code)
Registrant’s telephone number, including area code: (818) 773-0900
Not Applicable
Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On June 4, 2003, MRV Communications, Inc. (the “registrant”) completed the sale of five-year 5% convertible notes in the original principal amount of $23,000,000 (the “Notes”), to Deutsche Bank AG, London Branch (“Deutsche Bank”) in a private placement pursuant to Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were issued pursuant to a Securities Purchase Agreement dated as of June 1, 2003, between the registrant and Deutsche Bank (the “Securities Purchase Agreement”), and the 9,913,914 shares of the registrant’s common stock issuable upon conversion of the Notes were subsequently registered for resale by the holders of the Notes pursuant to a related Registration Rights Agreement dated as of June 1, 2003 (the “Registration Rights Agreement”). As of August 9, 2007, the Notes remained unconverted and outstanding.
On August 10, 2007, the registrant and Deutsche Bank executed a Securities Exchange Agreement (the “Exchange Agreement”) providing for the exchange of the Notes (including all principal thereof and accrued but unpaid interest thereon amounting to approximately $126,027 through August 9, 2007) for 11,900,000 shares of the registrant’s Common Stock, $0.0017 par value (the “Shares”). The registrant also agreed to reimburse Deutsche Bank for reasonable attorney’s fees and expenses in due diligence and negotiating and preparing the Exchange Agreement, and to indemnify and hold Deutsche Bank harmless in response to certain related claims. The Exchange Agreement also includes mutual general releases of each of the registrant and Deutsche Bank by the other from any and all claims, obligations, rights, causes of action and liabilities, of whatever kind or nature, whether known or unknown, whether foreseen or unforeseen, arising prior to the signing date of the Exchange Agreement and related to the Securities Purchase Agreement, the Notes, the Registration Rights Agreement and any other obligations arising from the issuance and sale of the Notes to Deutsche Bank in June 2003.
The parties closed the Exchange on August 10, 2007.

Item 1.02	Termination of a Material Definitive Agreement.
The disclosure in Item 1.01 is incorporated by referenced herein. Upon execution of the Exchange Agreement, including the above-mentioned provisions thereof relating to the mutual general releases and the surrender of the Notes in exchange for the Shares, the obligations of the registrant under the Notes (otherwise payable in June 2008, or sooner in the event of a default), the Securities Purchase Agreement, the Registration Rights Agreement and any other obligations arising from the issuance and sale of the Notes to Deutsche Bank in June 2003 terminated effective on August 10 2007.

Item 3.02 Unregistered Sales of Equity Securities.
The disclosure in Item 1.01 is incorporated by referenced herein to the extent relating to the registrant’s agreement to issue, and its issuance of, the Shares in exchange for the Notes. In issuing the Shares on August 10, 2007 in exchange for the Notes, registrant relied upon the exemption from the registration provisions of the Securities Act of 1933 (the “Securities Act”) provided by Section 3(a)(9) of the Securities Act. No commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 8.01	Other Events.
You should carefully consider and evaluate all of the information in this Report in combination with the more detailed description of our business and the risks associated with it in our annual report on Form 10-K for the year ended December 31, 2006, which we filed with the SEC on March 6, 2007, and in our Quarterly Report on Form 10-Q for the Quarter ended June 30, 2007, which we filed with the SEC on August 2, 2007. As a result of the closing of the Exchange on August 10, 2007, there have been material changes in the Risk Factors we previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2006 and in our Quarterly Report on Form 10-Q for the Quarter ended June 30, 2007. The following table identifies the affected Risk Factors, references their location in our Form 10-K or Form 10-Q and indicates the effect of the Exchange on the identified Risk Factor.

Form 10-K for the year ended	Form 10-Q for the quarter ended
December 31, 2006	June 30, 2007
		Page No. in	Effect on Risk Factor of
Title of Risk Factor	Title of Risk Factor in	Form 10-K	Exchange of Shares for
in Part I, Item 1A	Part II, Item 1A	or10-Q	Convertible Promissory Notes
	“Unless We File an Amendment to Our Form 8-K Reporting the Completion of Our Acquisition of Fiberxon containing Fiberxon’s Audited Consolidated Financial Statements and the Pro Forma Financial Information Required by Item 9.01 of Form 8-K by September 14, 2007, We Will Not Be in Compliance With Our Reporting Obligations under the Exchange Act. Our Failure to Comply with Our Reporting Obligations Under the Exchange Act May Lead to the Delisting of Our Common Stock from the NASDAQ Stock Market and Cause a Default in our 2003 Notes and/or Cause Us Other Adverse Consequences.”	51	Amended to delete references to potential default under our 2003 Notes (see revised Risk Factor below)

“Our 2003 Notes Provide for Various Events of Default That Would Entitle the Holder to Require Us to Repay Upon its Demand the Outstanding Principal Amount, Plus Accrued and Unpaid Interest. If We Complete the Acquisition of Fiberxon Without Waivers from the Holder We Will be in Default.		17	No longer applicable

Form 10-K for the year ended	Form 10-Q for the quarter ended
December 31, 2006	June 30, 2007
		Page No. in		Effect on Risk Factor of
Title of Risk Factor	Title of Risk Factor in	Form 10-K		Exchange of Shares for
in Part I, Item 1A	Part II, Item 1A	or10-Q		Convertible Promissory Notes
“In the Event of a Change of Control, Holders of the 2003 Notes Have the Option to Require Immediate Repayment of the 2003 Notes At a Premium and This Right Could Prevent a Takeover Otherwise Favored By Stockholders.”		18		No longer applicable

“Sales of Substantial Amounts of Our Shares By Selling Stockholders Could Cause the Market Price of Our Shares To Decline.”		18		Amended (see revised Risk Factor below)

“The Prevailing Market Price of Our Common Stock May Further Limit Our Ability to Raise Equity Capital.”	Same title as in Form 10-K	29 63	(10-K) (10-Q)	No longer applicable to the reasons stated in the respective Risk Factors

“It Is an Event of Default Under Our Notes If Our Common Stock Were Delisted from the Nasdaq Stock Market.”		29		No longer applicable
     As a result of the completion of the Exchange, the following Risk Factors appearing in our Form 10-K or Form 10-Q are being amended and such amended Risk Factors should be read in lieu of the corresponding Risk Factors in our Form 10-K or Form 10-Q, as applicable:
Unless We File an Amendment to Our Form 8-K Reporting the Completion of Our Acquisition of Fiberxon containing Fiberxon’s Audited Consolidated Financial Statements and the Pro Forma Financial Information Required by Item 9.01 of Form 8-K by September 14, 2007, We Will Not Be in Compliance With Our Reporting Obligations under the Exchange Act. Our Failure to Comply with Our Reporting Obligations Under the Exchange Act May Lead to the Delisting of Our Common Stock from the NASDAQ Stock Market and/or Cause Us Other Adverse Consequences.
     On July 2, 2007, within the period required by SEC rules, we filed with the SEC a Current Report on Form 8-K reporting the completion of our acquisition of Fiberxon on July 1, 2007. In order to close the acquisition of Fiberxon on July 1, 2007, we, among other things, waived the condition precedent to the closing requiring that Fiberxon deliver to us its audited consolidated financial statements at, and for the years ended, December 31, 2004, 2005 and 2006. Under Item 9.01, of Form 8-K, we must include Fiberxon’s audited consolidated financial statements and pro forma financial information in the form and for the periods specified in Regulation S-X, the SEC’s regulation containing the rules governing the form and content of financial statements for public companies, in an amendment to that Form 8-K, which we must file with the SEC by September 14, 2007 (71 days after the date that our initial Report on Form 8-K must be filed as a result of our acquisition of Fiberxon). Until the date on which the Fiberxon’s audited financial statements and the pro forma financial information specified by Item 9.01 of Form 8-K are filed with the SEC, no registration statement that we file with the SEC seeking to register our securities for issuance, sale or resale, including for capital raising transactions, additional acquisitions or for our employee benefit programs, will be declared effective by the SEC and thus our capital raising activities and ability to provide new equity incentives to our employees will be substantially curtailed during that period.
     For information regarding the circumstances and events leading to our decision to close the Fiberxon acquisition without having received its audited financial statement, see “Acquisition of Fiberxon, Inc.” in Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part I, Item 2 of our Form 10-Q for the Quarter ended June 30, 2007 filed with the SEC on August 2, 2007.

     While we have consummated the acquisition of Fiberxon and intend to continue to commit the resources and manpower in the effort to obtain the historical financial statements and pro forma financial information required for an acquired business that is material to us within the time provided by Item 9.01 of Form 8-K, to do so is requiring a forensic examination of Fiberxon’s business, operations and financial condition and records for the periods required by Regulation S-X (which we currently believe will implicate Fiberxon’s fiscal years 2004, 2005 and 2006 and perhaps periods prior to fiscal 2004), reconstruction and reconciliation of erroneous or falsified business and financial records, preparation of the necessary financial statements and their audit by independent public accountants meeting the registration and independence prerequisites established by the Public Company Accounting Oversight Board and the SEC.
     In light of the difficulties encountered and the time already consumed by Fiberxon’s auditors engaged prior to the closing of the acquisition to conduct an audit of Fiberxon’s financial statements, an engagement that such auditors suspended in June 2007, our ability to obtain and file Fiberxon’s financial statement within the time allowed, and in the form and content required by, the SEC’s rules is problematic and does not appear likely.
•	Our inability to obtain such information by the September 14, 2007 deadline would result in noncompliance with our reporting obligations under the Exchange Act. Such noncompliance, in turn:

•	Would render us ineligible, until at least October 1, 2008, to use the SEC’s short-form registration statement on Form S-3 to register the issuance of our securities for any capital raising activities; and

•	Could, depending on when Fiberxon’s financial statements become available, have other material and adverse consequences that are summarized below.
     In addition to our existing inability to have any registration statements that we may file with the SEC declared effective until we satisfy the reporting requirements of Item 9.01 of Form 8-K, which also includes a registration statement by Luminent to conduct its previously announced initial public offering, and our ineligibility to use a Registration Statement on Form S-3 to register our securities for any capital raising activities if we do not file Fiberxon’s audited financial statements and pro forma financial information required by Item 9.01 of Form 8-K by September 14, 2007, for so long as we are unable to file such financial statements and financial information after September 14, 2007, we face:
     Potential Nasdaq Delisting: At some point after September 14, 2007, we expect to receive a NASDAQ Staff Determination letter indicating that we are not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c)(14) because of our failure to comply with Item 9.01 of Form 8-K relating to filing of Fiberxon’s audited financial statements and pro forma financial information. Upon receipt of such letter, we will be required to disclose the same publicly. Although there are procedures provided that will permit our common stock to remain conditionally listed on NASDAQ while NASDAQ considers information that we provide concerning the reasons for our delayed filing and our expectations regarding its resolution, we may not be able to convince NASDAQ to allow the continued listing of our common stock until we satisfy our reporting obligations under the Exchange Act by filing requisite Fiberxon financial statements and pro forma financial information and thus the listing of our common stock on NASDAQ may be terminated for such noncompliance. If our shares are delisted from NASDAQ, public trading, if any, in our common stock would be limited to the over-the-counter market. Consequently, the liquidity of our common stock could be impaired and the ability of holders to sell our stock could be adversely affected as would our ability to raise additional capital. Even if we thereafter obtain the requisite Fiberxon financial statements, we may not be able to satisfy NASDAQ’s initial listing requirements necessary to relist our shares on NASDAQ or to satisfy the initial listing criteria to list our shares on any other securities exchange and thus may not be able to re-establish an active trading market for our shares promptly.
     Other Potential Delinquencies or Deficiencies in Filings Required under Our SEC Reporting Obligations: Our inability to obtain Fiberxon’s financial statements may also prevent or delay us from filing other required reports with the SEC. For example, we will begin to account for Fiberxon operations from and after the date of acquisition, namely, July 1, 2007. Accordingly we will be required to include Fiberxon’s statements of operations and cash flows and balance sheet in our consolidated financial statements at and for the three and nine months ending September 30, 2007 that we are required to provide in our Quarterly Report on Form 10-Q for the quarter then ending. Unless we have reliable financial statements of Fiberxon at the time we prepare our consolidated financial statements at and for the periods ending September 30, 2007 or at the time our Chief Executive Officer and Chief Financial Officer are required to provide the certifications for that Form 10-Q required by Rules 13A-14(A) and 13A-14(B) of the Exchange Act and Section 1350 of Title 18 of the United States Code as added by Section 906 of the Sarbanes-Oxley Act of 2002, which may not be possible in the absence of reliable opening balance sheet for Fiberxon at July 1, 2007, we may be forced to delay the filing with the SEC of our third quarter Form 10-Q beyond the deadline required therefor. For the same reasons we may be forced to delay the filing of our Annual Report on Form 10-K for the year ending December 31, 2007, unless Fiberxon’s financial statements are obtained in time to prepare and audit our fiscal 2007 consolidated financial statements and for our officers to certify our Form 10-K and this problem may continue to delay the filing of our future periodic reports required under the Exchange Act until such financial statements are obtained. A delay in one or more these required filings would further compound and extend the problems discussed above and in the Risk Factors included in Part II, Item 1A of our Form 10-Q for the quarter ended June 30, 2007, resulting from the closing of the Fiberxon acquisition and delays in our ability to obtain Fiberxon’s audited financial statements.
Sales of Substantial Amounts of Our Shares by Selling Stockholders Could Cause the Market Price of Our Shares to Decline.
     Under our registration statement that the SEC declared effect in April 2006, selling stockholders are offering an additional 19,858,156 shares of our common stock. This represents approximately 13.6% of the outstanding shares of our common stock on August 6, 2007.
     On August 10, 2007, we issued 11,900,000 shares of our common stock to Deutsche Bank in exchange for our Notes. This represents approximately 7.9% of the outstanding shares of our common stock on August 6, 2007 and when added to the shares of our common stock registered with the SEC under our April 2006 registration statement mentioned above, totals 21.5% of our outstanding common stock on August 6, 2007. Although the Shares issued in the Exchange were “restricted securities” within the meaning of Rule 144(a) because the Notes we exchanged for the Shares were restricted securities, Deutsche Bank’s holding period for the Shares is deemed to begin on the date the Notes were originally issued in June 2003 in accordance with Rule 144(d) under the Securities Act. Accordingly, any or all of the Shares received by Deutsche Bank in the exchange may be resold without registration or restriction in accordance with Rule 144(k) under the Securities Act.
     Sales of substantial amounts of these shares at any one time or from time to time, or even the availability of these shares for sale, could adversely affect the market price of our shares.

Item 9.01	Financial Statements and Exhibits

Item	Description

99.1	Securities Exchange Agreement dated August 10, 2007 between registrant and Deutsche Bank AG, London Branch

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: August 10, 2007

MRV COMMUNICATIONS, INC.
By:	/s/ Noam Lotan
Noam Lotan
President and Chief Executive Officer